Share-based compensation	6 Months Ended
Jun. 30, 2024
Personnel Expenses [Abstract]
Share-based compensation	Share-based compensation
As of June 30, 2024, 276,154 options were outstanding (December 31, 2023: 282,105 options) under all active option plans. As of June 30, 2024, and December 31, 2023 all outstanding options were fully vested.
As of June 30, 2024, a total of 2,383,853 PSUs and 345,798 Restricted Stock Units ("RSUs") were outstanding, of which none were vested (as of December 31, 2023 a total of 1,347,983 PSUs and 182,678 RSUs were outstanding). The changes in the number of share-based awards (options, RSUs and PSUs) outstanding during the six month period ended June 30, 2024, is as follows:

Share options / PSU/ RSU movements	Total numbers	Weighted average exercise price (CHF)	Options (numbers)	Weighted average exercise price (CHF)	PSU / RSU (numbers)	Weighted average exercise price (CHF)

Balance outstanding at January 1, 2024	1,812,766	1.16	282,105	6.89	1,530,661	0.10

Granted	1,859,112	0.10	—	—	1,859,112	0.10
(Performance adjustment)[1]	(238,261)	0.10	—	—	(238,261)	0.10
(Forfeited)[2]	(94,072)	0.10	—	—	(94,072)	0.10
(Expired)	(5,450)	6.06	(5,450)	6.06	—	—
(Exercised options), vested PSU / RSU	(328,290)	0.11	(501)	6.94	(327,789)	0.10

Balance outstanding at June 30, 2024	3,005,805	0.73	276,154	6.91	2,729,651	0.10
[1]Performance adjustments indicate forfeitures due to non-market performance conditions not achieved
[2]Forfeited due to service conditions not fulfilled
The share-based compensation costs recognized during the six months ended June 30, 2024, amounted to TCHF 1,983 (TCHF 3,060 for the six months ended June 30, 2023). For the three months ended June 30, 2024 the share-based compensation costs amounted to TCHF 1,129 (TCHF 1,312 for the three months ended June 30, 2023).